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                                  Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in this Registration Statement on Form S-8 of Circon Corporation of our report dated February 6, 1995 with respect to the financial statements and schedules of Circon Corporation included and/or incorporated by reference in its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 as filed with the Securities and Exchange Commission.

                                                         ARTHUR ANDERSEN LLP

                                                         /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
August 25, 1995